UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2011

Zhongbao International, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-54204	27-0938396
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

No. 7 Minsheng Road, Yuzhong District Chongqing The People’s Republic of China	400010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +86 023-86118735

                                                  N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 17, 2011, Zhongbao International, Inc. issued a press release announcing its financial results for the period ended March 31, 2011.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press release, dated May 17, 2011, of Zhongbao International, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 23, 2011	Zhongbao International, Inc.

	By:	/s/ Haoji Xia
Haoji Xia
Chairman, President, Chief Executive Officer, Chief Financial Officer and Secretary

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